Class A Shares NASDAQ Symbol HAEAX
Class C Shares NASDAQ Symbol HAECX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Hillman Advantage Equity Fund

Class A Shares and Class C Shares

A series of the
Hillman Capital Management Investment Trust

SUMMARY PROSPECTUS

January 28, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://secure.ncfunds.com/TNC/fundpages/113.htm for the Class A Shares and at http://secure.ncfunds.com/TNC/fundpages/115.htm for the Class C Shares.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective.  The Fund seeks maximum total return through a combination of long-term capital appreciation and current income.

Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  With respect to the Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000.  More information about these and other discounts is available from your financial professional and in “Investing in the Funds – Class A Shares” on page 15 of the Prospectus and in “Additional Purchase and Redemption Information – Sales Charges” on page 13 of the Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed On Purchases
(as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)
(as a % of the lesser of amount purchased or redeemed)	None	1.00%
Redemption Fee (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Class A	Class C
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	2.53%	2.53%
Total Annual Fund Operating Expenses	3.78%	4.53%

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$933	$1663	$2411	$4363
Class C Shares	$554	$1369	$2292	$4638

You would pay the following expenses if you did not redeem your shares:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$933	$1663	$2411	$4363
Class C Shares	$454	$1369	$2292	$4638

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 52.28% of the average value of its portfolio.

Principal Investment Strategies.  In seeking to achieve its objective, the Fund invests primarily in common stocks of companies which Hillman Capital Management, Inc. (“Advisor”) believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public.  As a matter of investment policy, the Fund will invest so that, under normal circumstances, at least 80% of the value of its total net assets is invested in publicly traded equity securities of various issuers, including common stock, preferred stock, and securities that may be converted into or are exercisable for common or preferred stock.  This investment policy may be changed without shareholder approval upon 60-days’ prior notice to shareholders.

In selecting investments for the Fund, the Advisor first looks at qualitative measures of a company.  Qualitative measures of a company include:

• dominance in a particular industry or niche market;
• management style and adaptability;
• strength of pricing and purchasing power;
• barriers to industry competition;
• strength of brand or franchise with commensurate brand loyalty; and
• quality of products and services.

If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth.  These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy.  These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs.  The quantitative measures of a company include:

• price-to-book ratio;
• present value of discounted projected cash flows;
• balance sheet strength;
• price-to-sales ratio;
• price-to-earnings ratio; and
• sufficient cash flow to maintain current dividends.

The Advisor allocates a target percentage of total portfolio value to each security it purchases.  Under normal market conditions, the Advisor intends to be fully invested in equities with the portfolio comprised of approximately 45 stocks.  The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor’s targeted percentage of total portfolio value for that security.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

•	Market Risk. Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.

•
Management Style Risk.  Since different types of securities (e.g., large-cap, mid-cap, growth, value, etc.) tend to shift into and out of favor with stock market investors depending on market and economic conditions, the performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve their investment objectives.

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare to those of a broad-based securities market index.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.ncfunds.com.

Quarterly Returns During This Time Period
Highest return for a quarter	20.22%	Quarter ended June 30, 2009
Lowest return for a quarter	(21.18)%	Quarter ended December 31, 2008
Year-to-date return as of most recent quarter	42.93%	Quarter ended December 31, 2009

Sales loads are not reflected in the chart above.  If these amounts were reflected, returns would be less than those shown.

Average Annual Total Returns Period Ended December 31, 2009	Past 1 Year	Since Inception on 7/18/06
Class A Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	42.93% 34.71% 42.44%	1.10% (0.62)% (0.12)%
Class C Shares Before taxes	42.88%	0.94%
S&P 500 Total Return Index	26.46%	(0.80)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

Management.  Hillman Capital Management, Inc. is the investment advisor for the Fund.  Mark A. Hillman is the Fund’s portfolio manager and the founder and controlling shareholder of Hillman Capital Management, Inc.  He has served as the portfolio manager since the Fund’s inception on December 29, 2000.

Purchase and Sale of Fund Shares.  You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment for each class of shares is $5,000 ($2,000 for IRA and Keogh Plans) and the minimum subsequent investment is $500 ($100 for those participating in an automatic investment plan), although the minimums may be reduced or waived in some cases in the sole discretion of the Fund.  You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.

Purchase and redemption orders by mail should be sent to the Hillman Capital Management Funds, Hillman Advantage Equity Fund, Class A Shares or Class C Shares (please specify), c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.  The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI